FORM OF LOCK-UP AGREEMENT

THIS LOCK-UP AGREEMENT (this "***Agreement***") has been executed and is effective as of the [•] day of [•], 2022, by and between (i) **SHF Holdings, Inc.**, a Delaware corporation (including any successor entity thereto, "***Parent***"), and (ii) **[•]**, [a STATE ENTITY TYPE // an individual] (the "***Subject Party***"). Any capitalized term used but not defined in this Agreement will have the meaning ascribed to such term in the Merger Agreement.

WHEREAS, on October 29, 2022, (i) Parent, (ii) SHF Merger Sub I Inc., a Delaware corporation and a direct wholly-owned subsidiary of Parent ("***Merger Sub I***"), (iii) SHF Merger Sub II LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of Parent ("***Merger Sub II***"), (iv) Rockview Digital Solutions, Inc., a Delaware corporation, d/b/a Abaca ("***Abaca***"), and (v) Dan Roda, solely in such individual's capacity as the representative of the Company Securityholders, entered into that certain Agreement and Plan of Merger (as amended from time to time in accordance with the terms thereof, the "***Merger Agreement***") pursuant to which (a) Merger Sub I will merge ("***Merger I***") with and into Abaca with Abaca as the surviving entity (the "***Interim Surviving Entity***"), and (b) immediately following Merger I, the Interim Surviving Entity will merge with and into Merger Sub II with Merger Sub II as the surviving entity;

WHEREAS, pursuant to the Merger Agreement, and in view of the valuable consideration to be received by the Subject Party thereunder, the parties desire to enter into this Agreement, pursuant to which the Closing Parent Shares and the First Anniversary Parent Shares received by the Subject Party pursuant to the Merger Agreement (all such securities, together with any securities paid as dividends or distributions with respect to such securities or into which such securities are exchanged or converted, the "***Restricted Securities***") shall become subject to limitations on disposition as set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated in this Agreement as if fully set forth below, and intending to be legally bound hereby, the parties hereby agree as follows:

1. Lock-Up Provisions.

(a) The Subject Party hereby agrees not to, during the period commencing on (and including) the Closing Date and ending on the earlier of (i) the date that is six (6) months after the date of the satisfaction of the holding period (the "Holding Period") of Rule 144 safe harbor under Section 4(a)(1) of the Securities Act of 1933, as amended, with respect to the issuance of the Closing Parent Shares and the First Anniversary Parent Shares, as applicable, and (ii) the date after the Closing on which Parent consummates a liquidation, merger, capital stock exchange, reorganization, or other similar transaction with an unaffiliated third party that results in all of Parent's stockholders having the right to exchange their shares of the Parent Common Stock for cash, securities, or other property (such period, the "***Lock-Up Period***"): (x) lend, offer, pledge, hypothecate, encumber, donate, assign, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Restricted Securities, (y) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Restricted Securities, or (z) publicly disclose the intention to do any of the

foregoing, whether any such transaction described in clauses (x), (y), or (z) above is to be settled by delivery of Restricted Securities or other securities, in cash or otherwise (any of the foregoing described in clauses (x), (y), or (z), a "***Prohibited Transfer***").

(b) The foregoing shall not apply to the transfer of any or all of the Restricted Securities (I) to any Permitted Transferee or (II) pursuant to a court order or settlement agreement related to the distribution of assets in connection with the dissolution of marriage or civil union; provided, however, that in any of cases (I) or (II), it shall be a condition to such transfer that such transfer complies with the Securities Act of 1933, as amended, and other applicable Law, and that the transferee executes and delivers to Parent an agreement stating that the transferee is receiving and holding the Restricted Securities subject to the provisions of this Agreement applicable to the Subject Party, and there shall be no further transfer of such Restricted Securities except in accordance with this Agreement. As used in this Agreement, the term "***Permitted Transferee***" shall mean: (1) the members of a Subject Party's immediate family (for purposes of this Agreement, "immediate family" shall mean with respect to any natural person, any of the following: such person's spouse or domestic partner, the siblings of such person and his or her spouse or domestic partner, and the direct descendants and ascendants (including adopted and step children and parents) of such person and his or her spouses or domestic partners and siblings), (2) any trust for the direct or indirect benefit of a Subject Party or the immediate family of a Subject Party, (3) if a Subject Party is a trust, the trustor or beneficiary of such trust or the estate of a beneficiary of such trust, (4) in the case of an entity, partners, members, or stockholders of such entity that receive such transfer as a distribution, (5) any Affiliate of a Subject Party, and (6) any transferee whereby there is no change in beneficial ownership. The Subject Party further agrees to execute such agreements as may be reasonably requested by Parent that are consistent with the foregoing or that are necessary to give further effect thereto.

(c) If any Prohibited Transfer is made or attempted contrary to the provisions of this Agreement, such purported Prohibited Transfer shall be null and void ab initio, and Parent shall refuse to recognize any such purported transferee of the Restricted Securities as one of its equity holders for any purpose. In order to enforce this Section 1, Parent may impose stop-transfer instructions with respect to the Restricted Securities of the Subject Party (and Permitted Transferees and assigns thereof) until the end of the Lock-Up Period.

(d) During the Lock-Up Period, each certificate evidencing any Restricted Securities shall be stamped or otherwise imprinted with a legend in substantially the following form, in addition to any other applicable legends:

> "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN A LOCK-UP AGREEMENT, DATED AS OF [•], 2022, BY AND AMONG THE ISSUER OF SUCH SECURITIES (THE "ISSUER") AND THE ISSUER'S SECURITY HOLDER NAMED THEREIN, AS AMENDED. A COPY OF SUCH LOCK-UP AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST."

(e) Following the expiration of the Lock-Up Period, the Subject Party agrees that he, she, or it shall not sell, without the prior written approval of Parent (which approval shall

not be unreasonably withheld or delayed), a number of Restricted Securities, in any one transaction, that exceeds five percent (5%) of the weighted average daily trading volume for the prior calendar quarter (the "***Transaction Limitation***"). For purpose of the preceding sentence, the weighted average daily trading volume shall exclude all purchase or sale transactions by the Subject Party or any Affiliate of the Subject Party.

(f) For the avoidance of any doubt, the Subject Party shall retain all of its rights as a stockholder of Parent during the Lock-Up Period, including the right to vote any Restricted Securities.

2. Miscellaneous; No Third-Party Beneficiaries.

(a) Binding Effect; Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns. This Agreement and all rights and obligations of a party are personal and may not be transferred or delegated at any time. Notwithstanding the foregoing, Parent may freely assign any or all of its rights under this Agreement, in whole or in part, to any successor entity (whether by merger, consolidation, equity sale, asset sale, or otherwise) without obtaining the consent or approval of the Subject Party.

(b) Third Parties. Nothing contained in this Agreement or in any instrument or document executed by any party in connection with the transactions contemplated hereby shall create any rights in, or be deemed to have been executed for the benefit of, or be enforced by, any Person that is not a party hereto or thereto or a successor or permitted assign of such a party.

(c) Governing Law; Jurisdiction. This Agreement and any dispute or controversy arising out of or relating to this Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, without regard to the conflict of Law principles thereof. All Proceedings arising out of or relating to this Agreement shall be heard and determined exclusively in any state court located in Denver, Colorado (or in any appellate courts thereof) (the "***Specified Courts***"). Each party hereto hereby (i) submits to the exclusive jurisdiction of any Specified Court for the purpose of any Proceeding arising out of or relating to this Agreement brought by any party hereto and (ii) irrevocably waives, and agrees not to assert by way of motion, defense, or otherwise, in any such Proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Proceeding is brought in an inconvenient forum, that the venue of the Proceeding is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by any Specified Court. Each party agrees that a final judgment in any Proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each party irrevocably consents to the service of the summons and complaint and any other process in any other action or proceeding relating to the transactions contemplated by this Agreement, on behalf of itself, or its property, by personal delivery of copies of such process to such party at the applicable address set forth in Section 2(f). Nothing in this Section shall affect the right of any party to serve legal process in any other manner permitted by applicable Law.

(d) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY PROCEEDING, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

(e) Interpretation. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement. In this Agreement, unless the context otherwise requires: (i) any pronoun used in this Agreement shall include the corresponding masculine, feminine, or neuter forms, and the singular form of nouns, pronouns, and verbs shall include the plural and vice versa; (ii) "including" (and with correlative meaning "include") means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words "without limitation"; (iii) the words "herein," "hereto," and "hereby" and other words of similar import in this Agreement shall be deemed in each case to refer to this Agreement as a whole and not to any particular section or other subdivision of this Agreement; and (iv) the term "or" means "and/or". The parties have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

(f) Notices. All notices, requests, claims, demands, consents, approvals and other communications under this Agreement shall be in writing and shall be deemed given or made (a) as of the date delivered, if delivered personally, (b) as of the date transmitted, if sent by email (provided that no notice is received by the electronic mail sender indicating that such electronic mail was undeliverable or otherwise not delivered), (c) three (3) Business Days after being mailed by registered or certified mail (postage prepaid, return receipt requested) or (d) one (1) Business Day after being sent by a nationally recognized overnight courier (providing proof of delivery), to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

If to Parent, to: SHF Holdings, Inc. 5269 W 62nd Avenue Arvada, CO 80003 Attention: Donnie Emmi Email: Donnie@shfinancial.org	*with copies to (which shall not constitute notice):* Akerman LLP 201 E. Las Olas Suite 1800 Fort Lauderdale, Florida 33301 Attention: Rick Fucci and Zachary Kobrin Email: rick.fucci@akerman.com; zachary.kobrin@akerman.com

If to the Subject Party, to: the address set forth below the Subject Party's name on the signature page to this Agreement.

(g) Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of Parent and the Subject Party. No failure or delay by a party in exercising any right hereunder shall operate as a waiver thereof. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

(h) Severability. In case any provision in this Agreement shall be held invalid, illegal, or unenforceable in a jurisdiction, such provision shall be modified or deleted, as to the jurisdiction involved, only to the extent necessary to render the same valid, legal, and enforceable, and the validity, legality, and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby nor shall the validity, legality, or enforceability of such provision be affected thereby in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the parties will substitute for any invalid, illegal, or unenforceable provision a suitable and equitable provision that carries out, so far as may be valid, legal, and enforceable, the intent and purpose of such invalid, illegal, or unenforceable provision.

(i) Specific Performance. Each party acknowledges that its obligations under this Agreement are unique, recognizes and affirms that in the event of a breach of this Agreement, money damages will be inadequate and there will be no adequate remedy at law, and agrees that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the adversely affected party or parties shall be entitled to an injunction or restraining order to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, without the requirement to post any bond or other security, this being in addition to any other right or remedy available under this Agreement, at law or in equity.

(j) Entire Agreement. This Agreement constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled; provided, that, for the avoidance of doubt, the foregoing shall not affect the rights and obligations of the parties under the Merger Agreement or any other Transaction Document (other than this Agreement). Notwithstanding the foregoing, nothing in this Agreement shall limit any of the rights or remedies or any of the obligations of the parties hereto under any other agreement between the Subject Party and Parent or any certificate or instrument delivered in connection with the transactions contemplated pursuant to the Merger Agreement, and nothing in any other agreement, certificate, or instrument shall limit any of the rights or remedies or any of the obligations under this Agreement.

(k) Further Assurances. From time to time, at another party's request and without further consideration (but at the requesting party's reasonable cost and expense), each

party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

(l) Counterparts; Facsimile. This Agreement may also be executed and delivered by facsimile signature or by email in portable document format in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

PARENT:

SHF HOLDINGS, INC.

By:____________________________________
Name: [•]
Title: [•]

{Additional Signatures on the Following Page}

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INDIVIDUAL SUBJECT PARTY

If you are an individual, print your name and sign below

____

Name of Individual (*Please print*)

____

Signature

ENTITY SUBJECT PARTY

If you are signing on behalf of an entity, please print the name of the entity, sign below, and indicate your name and title

____

Name of Entity (*Please print*)

By: ______________________________
Name:
Title:

Number of Shares of Parent Common Stock: [•]

Subject Party Address for Notices:

____
____
____
Facsimile: ____________________
Attention: ____________________